UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

HF SINCLAIR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-41325	87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2323 Victory Avenue, Suite 1400
Dallas, TX		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	New York Stock Exchange
Indicate by check
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2026 (the “Effective Date”), the Board of Directors (the “Board”) of HF Sinclair Corporation (the “Corporation”) appointed Steven Ledbetter to the position of President and Chief Operating Officer of the Corporation and Valerie Pompa to the position of President, Growth, Technology and Transformation of the Corporation. Mr. Ledbetter previously served as Executive Vice President, Commercial, and Ms. Pompa previously served as Executive Vice President, Operations. Concurrently with Mr. Ledbetter’s appointment, Mr. Franklin Myers ceased to serve as President and will remain and continue to serve as the Corporation’s Chief Executive Officer.

Steven Ledbetter, 51 has served as Executive Vice President, Commercial of the Corporation since March 2023. Prior to joining the Corporation, Mr. Ledbetter served as Director, President and Chief Executive Officer of Shell Midstream Partners GP LLC, the general partner of Shell Midstream Partners, L.P., from March 2021 to March 2023, where he was responsible for the vision, strategy and execution of the Shell Midstream business. Prior to then, he served as Vice President, Commercial of Shell Midstream from April 2018 to March 2021, where he was responsible for business development, joint ventures, oil movements and portfolio activity. Prior to then, Mr. Ledbetter served as the President and Chief Executive Officer of Jiffy Lube International from October 2013 to February 2018, a wholly owned subsidiary of Shell, where he was responsible for the vision, strategy, growth and profitability of the Jiffy Lube brand and network. He first joined Shell in 1999 and held various roles of increasing responsibility in the areas of finance, commercial deal structuring, operations management, strategy and business transformation during his 24 years at Shell.

Valerie Pompa, 58, has served as Executive Vice President, Operations of the Corporation since March 2023. Prior to then, she served as Senior Vice President, Refining Operations of a subsidiary of the Corporation from October 2020 to April 2023. Prior to joining the Corporation, Ms. Pompa provided customized leadership and business consulting services to clients in many industries, including energy, as the owner and CEO of VAP Business Solutions Limited from April 2018 to October 2020. Ms. Pompa also served as Chief Operating Officer of ATS Industrial, from April 2018 to October 2020. Prior to then, she held several leadership roles in the areas of process engineering, production planning and optimization, reliability, production management and innovation during her 17 years with Flint Hills Resources, LP, including having served as Vice President and Manufacturing Manager of the Corpus Christi Refinery from October 2012 to March 2017 and Vice President, Innovation and Technology from February 2017 to March 2018.

In connection with Mr. Ledbetter’s appointment, the Compensation Committee of the Board (the “Compensation Committee”) approved the following changes to Mr. Ledbetter’s 2026 compensation, effective as of the Effective Date: (a) an increase in his 2026 base salary from $590,000 to $750,000; and (b) an increase in his 2026 annual incentive cash compensation target award from 75% of his base salary earnings (with a maximum limit of 150% of base salary earnings) to 100% of his base salary earnings (with a maximum limit of 200% of base salary earnings). For the 2026 performance period, the increased target and maximum award opportunity will apply to the portion of the performance period commencing on the Effective Date and ending on the last day of the performance period. Mr. Ledbetter is subject to the Corporation’s Severance Pay Plan, has previously entered into the Corporation’s disclosed form of Change in Control Agreement and Indemnification Agreement, and will continue to be eligible to participate in all health, welfare and retirement plans generally available to all employees, including the Corporation’s nonqualified deferred compensation plan.

In connection with Ms. Pompa’s appointment, the Compensation Committee approved the following changes to Ms. Pompa’s 2026 compensation, effective as of the Effective Date: (a) an increase in her 2026 base salary from $650,000 to $700,000; and (b) an increase in her 2026 annual incentive cash compensation target award from 80% of her base salary earnings (with a maximum limit of 160% of base salary earnings) to 90% of her base salary earnings (with a maximum limit of 180% of base salary earnings). For the 2026 performance period, the increased target and maximum award opportunity will apply to the portion of the performance period commencing on the Effective Date and ending on the last day of the performance period. Ms. Pompa is subject to the Corporation’s Severance Pay Plan, has previously entered into the Corporation’s disclosed form of Change in Control Agreement and Indemnification Agreement, and will continue to be eligible to participate in all health, welfare and retirement plans generally available to all employees, including the Corporation’s nonqualified deferred compensation plan.

There are no arrangements or understandings between either Mr. Ledbetter or Ms. Pompa and any other person pursuant to which Mr. Ledbetter and Ms. Pompa were named President and Chief Operating Officer and President, Growth, Technology and Transformation, respectively. Neither Mr. Ledbetter nor Ms. Pompa have any family relationship with any director or executive officer of the Corporation, or any person nominated or chosen by the Corporation to become a director or executive officer. There are no transactions in which either Mr. Ledbetter or Ms. Pompa has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On July 8, 2026, the Corporation issued a press release announcing the appointment of Mr. Ledbetter and Ms. Pompa. A copy of the Corporation’s press release is attached hereto at Exhibit 99.1 and incorporated in this Item 7.01 in its entirety.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1*	Press Release, dated July 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF SINCLAIR CORPORATION

By:	/s/ Eric Nitcher
Name:	Eric Nitcher
Title:	Executive Vice President, General Counsel

Date: July 8, 2026